UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2009

LANDRY’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-22150	76-0405386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 West Loop South

Houston, TX 77027

(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 850-1010

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.25)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.12a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

On November 6, 2009, Landry’s Restaurants, Inc. (the “Company”) announced financial results for the third quarter ended September 30, 2009. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is being furnished and is not deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Exchange Act of 1933, except as otherwise expressly stated in such filing.

ITEM 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 6, 2009, Landry’s Restaurants, Inc. determined that it did not properly consider the accreted value of its redeemable non-controlling interests arising from its right to acquire a minority interest in T-Rex Cafe, Inc. in its determination of net income available to Landry’s common stockholders in the first and second quarter of 2009. The Company will amend its quarterly filings on Form 10-Q. Such amendment will have no effect on the Company’s cash flows or financial position. The amended filings will reflect the following:

	Three Months Ended March 31, 2009		Three Months Ended June 30, 2009		Six Months Ended June 30, 2009
	As reported	As restated	As reported	As restated	As reported	As restated
Amounts available to Landry’s common stockholders:
Income (loss) from continuing operations	$7,124,149	$6,059,386	$8,313,179	$6,652,301	$15,437,328	$12,711,687
Loss from discontinued operations	(50,903)	(50,903)	(47,867)	(47,867)	(98,770)	(47,867)

Net income (loss)	$7,073,246	$6,008,483	$8,265,312	$6,604,434	$15,338,558	$12,663,820

EARNINGS (LOSS) PER SHARE INFORMATION:
Amounts available to Landry’s common stockholders:

BASIC
Income (loss) from continuing operations	$0.44	$0.39	$0.52	$0.41	$0.96	$0.79
Loss from discontinued operations	—	(0.01)	(0.01)	—	(0.01)	(0.00)

Net income (loss)	$0.44	$0.38	$0.51	$0.41	$0.95	$0.79

Weighted average number of common shares outstanding	16,140,000	16,140,000	16,140,000	16,140,000	16,140,000	16,140,000

DILUTED
Income (loss) from continuing operations	$0.44	$0.39	$0.51	$0.41	$0.96	$0.79
Loss from discontinued operations	—	(0.01)	(0.01)	—	(0.01)	(0.00)

Net income (loss)	$0.44	$0.38	$0.50	$0.41	$0.95	$0.79

Weighted average number of common and common share equivalents outstanding	16,155,000	16,155,000	16,205,000	16,205,000	16,180,000	16,180,000

As a result of this determination, the Company has concluded that the financial statements for the first and second quarter of 2009 which were previously filed, should no longer be relied upon because of this error. The Company has discussed this matter with its independent accountants.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated November 6, 2009.

The information in this report, including the exhibit hereto, is not deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Exchange Act of 1933, except as otherwise expressly stated in such filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2009	LANDRY’S RESTAURANTS, INC.

	By:	/S/ STEVEN L. SCHEINTHAL
Steven L. Scheinthal Executive Vice President and General Counsel